Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $53,301.72
                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $43,475.16
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $1,598.86
- Mortality & Expense Charge****        $496.36
+ Hypothetical Rate of Return*****     ($623.21)
                                       ---------
=                                       $53,302  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---
              1                  $68.12
              2                  $68.14
              3                  $68.16
              4                  $68.18
              5                  $68.21
              6                  $68.23
              7                  $68.25
              8                  $68.27
              9                  $68.29
             10                  $68.32
             11                  $68.34

             12                  $68.36

             Total              $818.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1             ($53.12)
             2             ($52.91)
             3             ($52.69)
             4             ($52.47)
             5             ($52.26)
             6             ($52.04)
             7             ($51.82)
             8             ($51.61)
             9             ($51.39)
            10             ($51.18)
            11             ($50.97)
            12             ($50.75)

         Total            ($623.21)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $53,301.72
- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $35,744  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $64,101.06
                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $50,668.83
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $1,588.41
- Mortality & Expense Charge****        $561.23
+ Hypothetical Rate of Return*****    $3,036.86
                                      ---------
=                                       $64,101  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $67.41
             2               $67.40
             3               $67.39
             4               $67.39
             5               $67.38
             6               $67.37
             7               $67.36
             8               $67.36
             9               $67.35
            10               $67.34
            11               $67.33
            12               $67.33

            Total           $808.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------

             1               $251.46
             2               $251.75
             3               $252.04
             4               $252.33
             5               $252.63
             6               $252.92
             7               $253.21
             8               $253.51
             9               $253.80
            10               $254.10
            11               $254.40
            12               $254.70

            Total          $3,036.86

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $64,101.06
- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $46,544  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $76,770.16
                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $58,774.92
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $1,576.40
- Mortality & Expense Charge****        $634.30
+ Hypothetical Rate of Return*****    $7,660.95
                                      ---------
=                                       $76,770  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $66.61
             2               $66.57
             3               $66.52
             4               $66.48
             5               $66.44
             6               $66.39
             7               $66.35
             8               $66.30
             9               $66.26
            10               $66.21
            11               $66.16
            12               $66.12

            Total           $796.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month          Interest
           -----          --------
             1               $617.13
             2               $620.90
             3               $624.69
             4               $628.52
             5               $632.38
             6               $636.27
             7               $640.19
             8               $644.14
             9               $648.12

            10               $652.14
            11               $656.19
            12               $660.27

         Total             $7,660.95

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $76,770.16
- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $59,213  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $52,001.21
                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $42,646.47
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $2,092.95
- Mortality & Expense Charge****        $486.49
+ Hypothetical Rate of Return*****     ($610.82)
                                       ---------
=                                       $52,001  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---

             1              $101.70
             2              $101.74
             3              $101.78
             4              $101.81
             5              $101.85
             6              $101.89
             7              $101.93
             8              $101.97
             9              $102.01
            10              $102.05
            11              $102.09
            12              $102.13

         Total            $1,222.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1              ($52.30)
             2              ($52.04)
             3              ($51.79)
             4              ($51.53)
             5              ($51.28)
             6              ($51.03)
             7              ($50.77)
             8              ($50.52)
             9              ($50.27)
            10              ($50.02)
            11              ($49.76)
            12              ($49.51)

         Total             ($610.82)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $52,001.21

- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $34,444  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $62,657.01
                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $49,760.44
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $2,077.54
- Mortality & Expense Charge****        $550.68
+ Hypothetical Rate of Return*****    $2,979.79
                                      ---------
=                                       $62,657  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1              $100.65
             2              $100.65
             3              $100.64
             4              $100.64
             5              $100.63
             6              $100.63
             7              $100.63
             8              $100.62
             9              $100.62
            10              $100.61

            11              $100.61
            12              $100.60

         Total            $1,207.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               $247.68
             2               $247.79
             3               $247.91
             4               $248.02
             5               $248.14
             6               $248.26
             7               $248.37
             8               $248.49
             9               $248.61
            10               $248.72
            11               $248.84
            12               $248.96

            Total          $2,979.79

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $62,657.01
- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $45,100  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $750,000 or 122% x $75,167.45

                     = $750,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $57,780.53
+ Annual Premium*                    $13,000.00
- Premium Expense Charge**              $455.00
- Monthly Deduction***                $2,059.84
- Mortality & Expense Charge****        $623.03
+ Hypothetical Rate of Return*****    $7,524.79
                                      ---------
=                                       $75,167  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $99.47
             2               $99.42
             3               $99.36
             4               $99.30
             5               $99.24
             6               $99.19
             7               $99.13
             8               $99.07
             9               $99.01
            10               $98.95
            11               $98.89
            12               $98.82

            Total         $1,189.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               $608.16
             2               $611.51
             3               $614.88
             4               $618.28
             5               $621.71
             6               $625.16
             7               $628.64
             8               $632.15
             9               $635.69
            10               $639.26
            11               $642.86
            12               $646.49

            Total          $7,524.79

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $75,167.45
- Year 5 Surrender Charge            $17,557.47
                                     ----------
=                                       $57,610  (rounded to the nearest dollar)